Exhibit 23.1


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 1999, in the Registration Statement (Form S-4 No. ________) and related Prospectus of Amtran, Inc. for the registration of $75,000,000 10 1/2% Senior Notes.


                                             /s/ Ernst & Young
                                             ------------------------------
                                             ERNST & YOUNG

Indianapolis, Indiana
January 24, 2000